UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 9/30/2014

Item 1.	Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS    September 30, 2014      Unaudited

	Shares	Value

Common Stocks—95.0%

Materials—95.0%

Metals & Mining—95.0%

Agnico Eagle Mines Ltd.[1]	730,000	$21,191,900

Alamos Gold, Inc.[1]	3,305,187	26,348,441

Allied Nevada Gold Corp.[2]	600,000	1,986,000

Alrosa AO2	4,600,000	4,127,391

AngloGold Ashanti Ltd., Sponsored ADR[2]	300,000	3,600,000

Argonaut Gold, Inc.[2]	4,650,000	16,275,727

Asanko Gold, Inc.[2]	3,550,000	7,353,900

AuRico Gold, Inc.	3,300,000	11,517,000

B2Gold Corp.[2]	20,767,749	42,245,666

Barrick Gold Corp.[1]	50,000	733,000

Beadell Resources Ltd.[2]	14,800,000	5,212,671

Centamin plc	9,800,000	9,713,492

Centerra Gold, Inc.	2,923,100	13,102,337

Coeur Mining, Inc.[2]	100,000	496,000

Continental Gold Ltd.[2]	2,707,004	7,009,520

Detour Gold Corp.[1,2]	4,342,953	34,047,169

Dominion Diamond Corp.[2]	250,000	3,560,000

Dundee Precious Metals, Inc.[2]	200,000	794,678

Eldorado Gold Corp.[1,3]	4,150,000	27,971,000

Eldorado Gold Corp.[1,3]	6,800,000	45,841,332

First Majestic Silver Corp.[1,2]	1,800,000	14,030,983

First Quantum Minerals Ltd.	1,070,000	20,655,744

Franco-Nevada Corp.[1]	1,135,331	55,494,979

Freeport-McMoRan, Inc.[1]	20,000	653,000

Fresnillo plc	2,420,000	29,707,420

Gold Standard Ventures Corp.[2]	2,000,000	1,300,000

Goldcorp, Inc.[1]	2,480,000	57,114,400

Guyana Goldfields, Inc.[2]	750,000	1,727,756

HudBay Minerals, Inc.	210,000	1,794,455

IAMGOLD Corp.[2]	4,700,500	12,973,380

Ivanhoe Mines Ltd., Cl. A2	7,536,600	7,671,525

Ivanhoe Mines Ltd., Legend Shares, Cl. A2	1,991,340	2,026,990

Kinross Gold Corp.[1,2]	4,419,950	14,585,835

Klondex Mines Ltd.[2]	4,743,087	7,580,808

Koza Altin Isletmeleri AS	2,100,000	15,630,967

Lake Shore Gold Corp.[2]	8,196,402	8,343,139

Lundin Mining Corp.[2]	3,130,000	15,455,065

MAG Silver Corp.[2]	1,405,092	10,450,838

McEwen Mining, Inc.[1,2]	2,240,000	4,390,400

Midway Gold Corp.[2]	7,610,000	7,914,400

Nevsun Resources Ltd.	7,120,000	25,703,200

New Gold, Inc.[2,3]	6,800,000	34,426,537

New Gold, Inc.[1,2,3]	5,060,000	25,553,000

Newcrest Mining Ltd.[2]	1,400,000	12,859,790

Newmont Mining Corp.[1]	300,000	6,915,000

Northern Star Resources Ltd.	8,300,000	8,999,526

Novagold Resources, Inc.[2]	2,050,000	6,211,500

1 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares	Value

Metals & Mining (Continued)

Orocobre Ltd.[2]	1,000,000	$2,414,500

Osisko Gold Royalties Ltd.[2]	1,077,380	13,641,009

Polymetal International plc	2,105,500	17,499,767

Pretium Resources, Inc.[2]	1,200,000	6,268,137

Primero Mining Corp.[2]	6,608,800	32,160,329

Primero Mining Corp., Legend Shares[2,4]	217,418	1,087,139

Randgold Resources Ltd., ADR[1]	832,420	56,263,268

Real Gold Mining Ltd.[2]	10,400,000	13,394

Regis Resources Ltd.	5,140,000	6,966,942

Rio Alto Mining Ltd.[2]	6,650,000	15,853,833

Romarco Minerals, Inc.[2]	30,127,000	19,637,225

Royal Gold, Inc.[1]	965,960	62,729,442

Rubicon Minerals Corp.[2]	5,196,692	7,052,968

SEMAFO, Inc.[1,2]	6,019,292	21,175,955

Silver Wheaton Corp.[1]	2,130,000	42,450,900

Tahoe Resources, Inc.[1,2]	700,486	14,219,866

Teranga Gold Corp.[2]	5,200,000	3,482,298

Torex Gold Resources, Inc.[2]	13,500,700	17,720,460

True Gold Mining, Inc.[2]	7,000,000	2,093,843

Turquoise Hill Resources Ltd.[2]	4,150,000	15,521,000

Yamana Gold, Inc.[1]	6,590,000	39,540,000

Total Common Stocks (Cost $1,218,626,076)		1,091,090,136

					Units

Rights, Warrants and Certificates—0.0%

Ivanhoe Mines Ltd., Cl. A Wts., Strike Price 1.80CAD, Exp. 12/10/15[2] (Cost $289,049)					1,991,340	160,026

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

Gold Fields Ltd. Call[2]	USD	4.000	10/18/14	USD	4000	44,000

Kinross Gold Corp. Call[2]	USD	5.000	11/22/14	USD	5000	15,000

Total Exchange-Traded Options Purchased (Cost $257,762)						59,000
					Shares

Investment Companies—5.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[5,6]					2,540,146	2,540,146

SPDR Gold Trust Exchange Traded Fund[2,7]					555,000	64,496,550

Total Investment Companies (Cost $73,119,797)						67,036,696

Total Investments, at Value (Cost $1,292,292,684)					100.8%	1,158,345,858

Net Other Assets (Liabilities)					(0.8)	(9,420,287)

Net Assets					100.0%	$1,148,925,571

Footnotes to Consolidated Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $177,501,407. See accompanying Consolidated Notes.

2. Non-income producing security.

2 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $1,087,139, which represents 0.09% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Primero Mining Corp., Legend Shares	3/6/14	$1,427,707	$1,087,139	$340,568

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares June 30, 2014	Gross Additions	Gross Reductions	Shares September 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	26,353,105	104,018,379	127,831,338	2,540,146

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$2,540,146	$4,585

6. Rate shown is the 7-day yield as of September 30, 2014.

7. All or a portion of this security is owned by the subsidiary. See accompanying Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
Canada	$833,171,791	71.9%
United States	152,164,938	13.1
Jersey, Channel Islands	56,263,268	4.9
Australia	36,453,429	3.1
United Kingdom	29,707,420	2.6
Russia	21,627,158	1.9
Turkey	15,630,967	1.4
Egypt	9,713,493	0.8
South Africa	3,600,000	0.3
China	13,394	0.0

Total	$1,158,345,858	100.0%

3 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Exchange-Traded Options Written at September 30, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Agnico Eagle Mines Ltd. Put	USD	30.000	1/17/15	USD	(2,000)	$206,236	$(624,000)

Agnico Eagle Mines Ltd. Call	USD	40.000	1/17/15	USD	(2,000)	301,515	(74,000)

Agnico Eagle Mines Ltd. Put	USD	35.000	1/17/15	USD	(1,000)	183,057	(678,000)

Agnico Eagle Mines Ltd. Put	USD	32.500	1/17/15	USD	(2,000)	237,919	(920,000)

Agnico Eagle Mines Ltd. Put	USD	35.000	11/22/14	USD	(1,000)	168,597	(633,000)

Barrick Gold Corp. Put	USD	19.000	1/17/15	USD	(2,000)	278,199	(880,000)

Detour Gold Corp. Put	CAD	13.000	10/18/14	CAD	(2,000)	208,556	(758,963)

Detour Gold Corp. Put	CAD	11.000	4/17/15	CAD	(2,000)	179,381	(504,487)

Detour Gold Corp. Put	CAD	11.000	1/17/15	CAD	(2,000)	187,612	(464,306)

Detour Gold Corp. Put	CAD	12.000	1/17/15	CAD	(3,000)	403,002	(924,148)

Detour Gold Corp. Put	CAD	9.000	10/18/14	CAD	(2,000)	170,270	(80,361)

First Majestic Silver Corp. Put	USD	10.000	1/17/15	USD	(2,000)	177,920	(430,000)

First Quantum Minerals Ltd. Put	CAD	24.000	1/17/15	CAD	(1,000)	111,266	(267,422)

First Quantum Minerals Ltd. Put	CAD	25.000	1/17/15	CAD	(2,000)	292,105	(678,602)

Franco-Nevada Corp. Call	USD	70.000	1/17/15	USD	(1,000)	144,459	(15,000)

Franco-Nevada Corp. Call	USD	60.000	1/17/15	USD	(3,000)	383,373	(135,000)

Franco-Nevada Corp. Put	USD	50.000	1/17/15	USD	(3,000)	578,370	(1,230,000)

Franco-Nevada Corp. Put	USD	50.000	4/17/15	USD	(2,000)	463,915	(1,020,000)

Freeport-McMoRan, Inc. Put	USD	35.000	1/17/15	USD	(2,000)	247,915	(698,000)

Freeport-McMoRan, Inc. Put	USD	35.000	11/22/14	USD	(2,000)	195,920	(576,000)

Goldcorp, Inc. Call	USD	29.000	1/17/15	USD	(2,000)	199,356	(44,000)

Goldcorp, Inc. Put	USD	24.000	4/17/15	USD	(2,000)	232,300	(558,000)

Harmony Gold Mining Ltd. Put	USD	4.000	1/17/15	USD	(5,000)	444,801	(900,000)

IAMGOLD Corp. Put	USD	3.500	1/17/15	USD	(5,000)	244,955	(450,000)

Kinross Gold Corp. Put	USD	5.000	1/17/15	USD	(3,000)	330,924	(516,000)

Newmont Mining Corp. Put	USD	26.000	12/20/14	USD	(2,000)	239,919	(674,000)

Newmont Mining Corp. Call	USD	25.000	1/17/15	USD	(2,000)	385,913	(144,000)

Randgold Resources Ltd. Put	USD	77.500	1/17/15	USD	(1,000)	331,956	(1,100,000)

Randgold Resources Ltd. Put	USD	75.000	12/20/14	USD	(2,000)	343,934	(1,720,000)

Randgold Resources Ltd. Put	USD	67.500	1/17/15	USD	(1,000)	144,457	(390,000)

Royal Gold, Inc. Call	USD	90.000	1/17/15	USD	(3,000)	543,740	(82,500)

Royal Gold, Inc. Call	USD	85.000	1/17/15	USD	(2,000)	263,915	(70,000)

Royal Gold, Inc. Put	USD	65.000	1/17/15	USD	(2,000)	406,273	(922,000)

Royal Gold, Inc. Put	USD	70.000	10/18/14	USD	(2,000)	435,092	(1,120,000)

Seabridge Gold, Inc. Put	USD	11.000	11/22/14	USD	(2,000)	257,399	(640,000)

Silver Wheaton Corp. Put	USD	23.000	3/20/15	USD	(2,000)	245,919	(780,000)

SPDR Gold Trust Exchange Traded Fund Call*	USD	133.000	11/22/14	USD	(1,005)	134,629	(9,045)

SPDR Gold Trust Exchange Traded Fund Put*	USD	123.000	10/18/14	USD	(1,000)	176,959	(700,000)

Tahoe Resources, Inc. Call	USD	30.000	3/20/15	USD	(2,000)	264,139	(40,000)

Tahoe Resources, Inc. Put	USD	22.500	3/20/15	USD	(2,000)	259,139	(680,000)

Tech Resources Ltd. Put	USD	22.000	2/20/15	USD	(2,000)	249,915	(765,000)

Vale SA Put	USD	14.000	12/20/14	USD	(3,000)	292,614	(1,050,000)

Total Exchange-Traded Options Written						$11,547,835	$(24,945,834)

* All or a portion of this security is owned by the subsidiary. See accompanying Notes.

Glossary:
Currency abbreviations indicate amounts reporting in currencies
CAD Canadian Dollar

4 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The subsidiary invests primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statements of investments have been consolidated and include investments of the Fund and the Subsidiary. At September 30, 2014, the Fund owned 4,056 shares with a market value of $78,717,099.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager

5 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the mining and metals industry.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Security Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

6 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Security Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

7 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Security Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Materials	$974,830,147	$116,246,595	$13,394	$1,091,090,136
Rights, Warrants and Certificates	160,026	—	—	160,026

8 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Security Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Exchange-Traded Options Purchased	$59,000	$—	$—	$59,000
Investment Companies	67,036,696	—	—	67,036,696

Total Assets	$1,042,085,869	$116,246,595	$13,394	$1,158,345,858

Liabilities Table
Other Financial Instruments:
Options written, at value	$(24,945,834)	$—	$—	$(24,945,834)

Total Liabilities	$(24,945,834)	$—	$—	$(24,945,834)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

9 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

10 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $179,250 and $619,375 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2014, the Fund had an ending monthly average market value of $8,445,335 and $9,686,465 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

11 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended September 30, 2014 was as follows:

	Call Options		Put Options

	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of June 30, 2014	56,000	$9,173,897	26,500	$3,152,595
Options written	5,005	653,565	60,000	7,867,665
Options closed or expired	(2,925)	(331,198)	(11,000)	(1,370,557)
Options exercised	(40,075)	(6,875,225)	(5,500)	(722,907)

Options outstanding as of September 30, 2014	18,005	$2,621,039	70,000	$8,926,796

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin

12 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,302,275,360
Federal tax cost of other investments	(11,547,835)

Total federal tax cost	$1,290,727,525

Gross unrealized appreciation	$114,929,213
Gross unrealized depreciation	(272,256,714)

Net unrealized depreciation	$(157,327,501)

13 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014